UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

ALTRA HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts	02184
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Altra Holdings, Inc. held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 6, 2010.

The stockholders elected all of the nominees for director and ratified the appointment of Deloitte & Touche LLP as the company’s independent registered accounting firm for the fiscal year 2010. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1:

	Shares "For"	Shares "Withheld"	Broker non-votes
Edmund M. Carpenter	23,725,306	370,687	N/A
Carl L. Christenson	23,125,831	970,162	N/A
Lyle G. Ganske	23,711,366	384,627	N/A
Michael L. Hurt	22,822,835	1,273,158	N/A
Michael S. Lipscomb	23,711,366	384,627	N/A
Larry McPherson	22,670,071	1,425,922	N/A
James H. Woodward Jr.	21,797,710	2,298,283	N/A

Proposal 2:

Shares “For”	24,513,176
Shares “Withheld”	168,512
Shares “Abstain”	32,809

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.

/s/ Glenn Deegan
Name: Glenn Deegan
Title: Vice President, General Counsel and Secretary

Date: May 11, 2010

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